(WISCONSIN TAX-EXEMPT
                                PORTFOLIO LOGO)

                                  ------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS





                               DECEMBER 31, 1998
                                  ------------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                         ANNUAL REPORT TO SHAREHOLDERS
                               DECEMBER 31, 1998


                                                               February 25, 1999
Dear Wisconsin Shareholder:

  I am pleased to provide you with this December 31, 1998 annual report for the Wisconsin Tax-Exempt Portfolio. The Portfolio's net assets continued to grow this year, from $32,850,000 at December 31, 1997 to $45,693,000 at December 31, 1998. Most of the growth came from new shares purchased by investors. The total assets for the Principal Preservation Fund Family grew from $463,000,000 to $602,000,000 during the year.
  During 1998, the economy generally continued at a strong pace, with extended low unemployment and interest rates. In light of slowing economic growth, Chairman Alan Greenspan of the Federal Reserve led the Fed on a stable course of action. However, with the onset of the Asian and other foreign market turmoils, the Fed, concerned about possible inflation signals, instituted a series of three one quarter percent (0.25%) reductions in the target Fed Funds rate during the period from late September through mid November. Yields on taxable fixed income securities declined in response to these developments by 0.50%. However, due to a large supply of municipal securities in the market, the tax-exempt securities' markets did not respond in the same fashion. The following pages discuss the strategies that the portfolio manager implemented in response to these market trends, and how they influenced the performance of the Wisconsin Tax-Exempt Portfolio.

  We sincerely thank you for your continued trust with us at Principal Preservation.

                                          Sincerely,

                                          /s/Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

This report was prepared for shareholders of Principal Preservation's Wisconsin Tax-Exempt Portfolio. It does not constitute an offer to sell shares of the Portfolio. Any investor who wishes to receive more information about the Wisconsin Tax-Exempt Portfolio or any of the other portfolios in the Principal Preservation Fund Family should obtain a prospectus, which includes a discussion of the investment objective, all sales charges and expenses and the investment risks associated with each portfolio.

                       MANAGEMENT DISCUSSION AND ANALYSIS

WISCONSIN TAX-EXEMPT PORTFOLIO

  The graph below compares the change in the value of a $10,000 investment in Principal Preservation Wisconsin Tax-Exempt Portfolio with that of the Lehman 20-Year Municipal Bond Index.

  AVERAGE ANNUAL TOTAL RETURN
  (includes the effect of the sales charge)

                                               SINCE INCEPTION
                                1-YEAR             6/13/94
                                ------             -------
  Wisconsin Tax-Exempt:
     Full Sales Charge          2.71%              5.08%
     Net Asset Value            5.35%              5.67%

                        Principal Preservation        Lehman 20-Year
           Date     Wisconsin Tax-Exempt Portfolio Municipal Bond Index
           ----     ------------------------------ --------------------
          6/13/94*<F99>        $9,750                     $10,000
          6/30/94              $9,452                      $9,900
          7/31/94              $9,543                     $10,127
          8/31/94              $9,543                     $10,155
          9/30/94              $9,446                      $9,952
          10/31/94             $9,179                      $9,689
          11/30/94             $8,862                      $9,462
          12/31/94             $9,112                      $9,759
          1/31/95              $9,403                     $10,141
          2/28/95              $9,687                     $10,509
          3/31/95              $9,780                     $10,629
          4/30/95              $9,803                     $10,627
          5/31/95             $10,081                     $11,028
          6/30/95              $9,992                     $10,858
          7/31/95             $10,026                     $10,914
          8/31/95             $10,112                     $11,064
          9/30/95             $10,166                     $11,151
          10/31/95            $10,303                     $11,389
          11/30/95            $10,493                     $11,641
          12/31/95            $10,599                     $11,804
          1/31/96             $10,652                     $11,864
          2/29/96             $10,546                     $11,729
          3/31/96             $10,408                     $11,541
          4/30/96             $10,322                     $11,495
          5/31/96             $10,388                     $11,509
          6/30/96             $10,465                     $11,671
          7/31/96             $10,575                     $11,785
          8/31/96             $10,554                     $11,766
          9/30/96             $10,708                     $12,004
          10/31/96            $10,797                     $12,148
          11/30/96            $10,996                     $12,402
          12/31/96            $10,943                     $12,329
          1/31/97             $10,944                     $12,317
          2/28/97             $11,057                     $12,449
          3/31/97             $10,901                     $12,254
          4/30/97             $11,004                     $12,390
          5/31/97             $11,174                     $12,613
          6/30/97             $11,288                     $12,772
          7/31/97             $11,551                     $13,201
          8/31/97             $11,449                     $13,039
          9/30/97             $11,588                     $13,219
          10/31/97            $11,648                     $13,315
          11/30/97            $11,718                     $13,423
          12/31/97            $11,895                     $13,667
          1/31/98             $11,988                     $13,820
          2/28/98             $11,999                     $13,830
          3/31/98             $12,011                     $13,849
          4/30/98             $11,999                     $13,778
          5/31/98             $12,141                     $14,027
          6/30/98             $12,189                     $14,090
          7/31/98             $12,213                     $14,120
          8/31/98             $12,346                     $14,364
          9/30/98             $12,487                     $14,567
          10/31/98            $12,473                     $14,520
          11/30/98            $12,508                     $14,587
          12/31/98            $12,531                     $14,619
          *<F99> June 13, 1994 inception date.
          Past performance is not predictive of future performance.

LEHMAN 20-YEAR MUNICIPAL BOND INDEX

  The Lehman 20-Year Municipal Bond Index is a broad based index containing over 22,000 issues with maturities ranging from 2-30 years. The issues comprising the index are those completed within the last five years with total issue size of $50 million or more. The average quality rating is "AA." The performance of the index does not include sales charges or other fees which an investor would incur if s/he attempted to replicate this index.

WISCONSIN TAX-EXEMPT PORTFOLIO

  The Wisconsin Tax-Exempt Portfolio's performance is presented from June 13, 1994, commencement of operations, through December 31, 1998. It is based upon a $10,000 investment at the Portfolio's public offering price then in effect, which included a 2.5% sales charge. It represents the actual total returns for each of the years ended December 31, net of any fees and expenses charged to the Portfolio during those periods.

DISCUSSION AND ANALYSIS

  The total return of the Wisconsin Tax-Exempt Portfolio on its net assets for the year ended December 31, 1998 was 5.35%, compared to 6.97% for the 20-year Bond Buyer Index and 5.32% for the Lipper General Municipal Bond Fund. During the year, Thomas Sancomb, your Portfolio Manager, continued to find an ample supply of bonds issued by municipalities located in Wisconsin. He also was successful in locating securities that avoided alternative minimum tax. During the early part of 1998, the Wisconsin municipal bond supply was limited, and the manager purchased AAA Standard & Poor's rated territorial paper. After the first quarter, the manager was able to replace those securities with a number of bonds issued by Wisconsin issuers. As a result, more than 71% of the Portfolio's assets was invested in Wisconsin issues by December 31, 1998. The Portfolio limited its exposure to both Guam and Puerto Rico to approximately 10%. As of December 31, 1998, approximately 70% of the territorial paper was rated AAA by virtue of the fact that it either is pre-refunded or escrowed in U.S. Treasury securities.

  The Portfolio continues to focus on purchasing Wisconsin issues. The high credit quality of the Wisconsin Tax-Exempt Portfolio in a flat yield environment caused the performance to lag slightly the performance of higher yielding municipal funds (approximately 0.30%). At December 31, 1998, the 30-year municipal bond yields were 101% of the 30-year U.S. Treasury yields. Over the past eight years, the municipal bond yields maintained an average 80% comparative yield spread to U.S. Treasury bonds. The manager anticipates that the municipal bond supply will remain strong. However, he also anticipates a continued high demand for tax exempt securities due to the attractiveness of municipal bonds over taxable alternatives. The combination of these factors should provide an attractive investment climate in the near term.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of Principal Preservation Portfolios, Inc.' s. Wisconsin Tax-Exempt Portfolio outstanding for the periods indicated. You should read this information in conjunction with the financial statements and related notes.

                                                                                WISCONSIN
                                                                          TAX-EXEMPT PORTFOLIO
                                                -----------------------------------------------------------------------
                                                                                                            For the
                                                                                                          period from
                                                                                                         June 13, 1994
                                                          For the years ended December 31,               (commencement
                                                  ------------------------------------------------     of operations) to
                                                  1998           1997           1996           1995     December 31, 1994
                                                 ------         ------         ------         ------    ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD             $10.21        $  9.87         $10.05        $  9.10         $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                             .48            .49            .49            .50            .25
  Net realized and unrealized
    gains (losses) on investments                   .06            .34          (.18)            .95          (.90)
                                                 ------         ------         ------         ------         ------
  TOTAL FROM INVESTMENT OPERATIONS                  .54            .83            .31           1.45          (.65)
                                                 ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
  Dividends from net investment income             (.48)         (.49)          (.49)          (.50)          (.25)
                                                 ------         ------         ------         ------         ------
  TOTAL DISTRIBUTIONS                              (.48)         (.49)          (.49)          (.50)          (.25)
                                                 ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                   $10.27        $ 10.21        $  9.87         $10.05        $  9.10
                                                 ------         ------         ------         ------         ------
                                                 ------         ------         ------         ------         ------
TOTAL RETURN **<F2>                                5.4%           8.7%           3.3%          16.3%         (6.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                         $45,693        $32,852        $25,750        $18,986         $8,116
Ratio of expenses to average
  net assets                                       0.6%+<F3>     0.5%+<F3>      0.5%+<F3>      0.4%+<F3>      0.2%*<F1>+<F3>
Ratio of net investment income
  to average net assets                            4.6%+<F3>     4.9%+<F3>      4.9%+<F3>      5.0%+<F3>      4.4%*<F1>+<F3>
Portfolio turnover rate                           12.5%          16.9%          16.0%           9.7%          23.4%
--------------------

  *<F1> Annualized.
  **<F2>The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F3> Reflects a voluntary reimbursement of fund expenses of 0.4% in 1998, 0.6% in 1997, 0.6% in 1996, 0.8% in 1995 and 1.4% in
        1994, respectively.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                                 BALANCE SHEET
                               DECEMBER 31, 1998

                                                               WISCONSIN
                                                          TAX-EXEMPT PORTFOLIO
                                                         ---------------------
ASSETS:
Investments:
 Cost basis of investments                                     $43,171,213
                                                              ------------
                                                              ------------
 Long-term investments in securities                           $44,973,693
Cash                                                               252,019
Receivables:
 Capital shares sold                                                16,687
 Interest                                                          570,230
                                                              ------------
     Total receivables                                             586,917
Other assets                                                         4,162
                                                              ------------
     Total assets                                              $45,816,791
                                                              ------------
                                                              ------------
LIABILITIES:
Payables:
 Capital shares redeemed                                         $  13,000
 Distributions to shareholders                                      53,435
 Management fees                                                    18,890
 Other accrued expenses                                             38,761
                                                              ------------
     Total liabilities                                             124,086
                                                              ------------
NET ASSETS:
Capital stock                                                   43,915,457
Undistributed net investment income                                 10,018
Undistributed net realized losses on investments                   (35,250)
Net unrealized appreciation on investments                       1,802,480
                                                              ------------
     Total net assets                                           45,692,705
                                                              ------------
     Total liabilities and net assets                          $45,816,791
                                                              ------------
                                                              ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                 $    10.27
                                                              ------------
                                                              ------------
MAXIMUM OFFERING PRICE PER SHARE                               $    10.53
                                                              ------------
                                                              ------------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                               WISCONSIN
                                                          TAX-EXEMPT PORTFOLIO
                                                          --------------------
INVESTMENT INCOME:
Interest                                                        $2,050,088
                                                              ------------
     Total investment income                                     2,050,088
                                                              ------------
EXPENSES:
Investment advisory fees                                           194,141
Custodian fees                                                      10,075
Transfer agent fees                                                 27,590
Broker service fees                                                 96,969
Professional fees                                                   41,745
Registration                                                         5,630
Communication                                                        7,372
Director fees                                                        6,355
Pricing of investments                                              11,220
Deferred organization expense                                        2,599
Other                                                                5,771
                                                              ------------
     Total expenses                                                409,467
Less expenses absorbed by advisor                                 (160,276)
                                                              ------------
     Net expenses                                                  249,191
                                                              ------------
NET INVESTMENT INCOME                                            1,800,897
                                                              ------------
NET REALIZED LOSSES ON INVESTMENTS                                 (29,062)
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE YEAR      268,450
                                                              ------------
     Net gain on investments                                       239,388
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $2,040,285
                                                              ------------
                                                              ------------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                WISCONSIN
                                                          TAX-EXEMPT PORTFOLIO
                                                          --------------------
OPERATIONS:
Net investment income                                         $  1,800,897
Net realized losses on investments                                 (29,062)
Change in unrealized appreciation on
  investments for the year                                         268,450
                                                              ------------
     Net increase in net assets resulting from operations        2,040,285
                                                              ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.48 per share)                         (1,792,682)
                                                              ------------
     Total distributions                                        (1,792,682)
                                                              ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                     14,532,615
Net asset value of shares issued in distributions                1,251,011
Cost of shares redeemed                                         (3,190,205)
                                                              ------------
     Net increase in net assets from
       capital share transactions                               12,593,421
                                                              ------------
     Total increase                                             12,841,024
NET ASSETS:
Balance at beginning of period                                  32,851,681
                                                              ------------
Balance at end of period                                       $45,692,705
                                                              ------------
                                                              ------------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                               WISCONSIN
                                                          TAX-EXEMPT PORTFOLIO
                                                          --------------------
OPERATIONS:
Net investment income                                         $  1,409,828
Net realized losses on investments                                  (3,012)
Change in unrealized appreciation on
  investments for the year                                       1,014,603
                                                              ------------
     Net increase in net assets resulting from operations        2,421,419
                                                              ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.49 per share)                         (1,408,836)
                                                              ------------
     Total distributions                                        (1,408,836)
                                                              ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                      8,494,645
Net asset value of shares issued in distributions                  972,957
Cost of shares redeemed                                         (3,378,102)
                                                              ------------
     Net increase in net assets from
       capital share transactions                                6,089,500
                                                              ------------
     Total increase                                              7,102,083
NET ASSETS:
Balance at beginning of year                                    25,749,598
                                                              ------------
Balance at end of year                                         $32,851,681
                                                              ------------
                                                              ------------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

1.   SIGNIFICANT ACCOUNTING POLICIES --

  Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio, Select Value Portfolio and Managed Growth Portfolio (which commenced operations on January 1, 1999). This report presents information only for the Wisconsin Tax-Exempt Portfolio (the "Portfolio"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

  The following is a summary of the significant accounting policies of the Fund.

 (a) Long-Term Securities

   The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service in accordance with procedures approved by the Fund's Board of Directors. Among other factors, these procedures include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

   Investment transactions are recorded on the day after trade date. However, the financial statement information reflects an adjustment to reflect trade date activity.

   Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

 (b) Net Realized Gains and Losses and Investment Income

   Net realized gains and losses on securities sales are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

 (c) Federal Income Taxes

   Provision has not been made for Federal income taxes, because the Portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1998, the Portfolio had Federal income tax capital loss carryforwards of $3,176 expiring in 2003, $3,012 expiring in 2004 and $29,061 expiring in 2005. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforward is exhausted.

   The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

 (d) Expenses

   Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund, by the ratio of accounts maintained in each portfolio or some other fair allocation process.

 (e) Distributions to Shareholders

   Dividends to shareholders are recorded on the ex-dividend date.

 (f) Deferred Organization Costs

   Costs incurred with the organization, initial registration and public offering of shares aggregating $13,000 for the Portfolio have been paid by the Fund and are being amortized over a five year period.

 (g) Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 2.INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

  The Fund has an Investment Advisory Agreement (the "Agreement") with Ziegler Asset Management, Inc. ("ZAMI") (with whom certain officers and directors of the Fund are affiliated), to serve as the Investment Advisor. ZAMI is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Agreement, the Portfolio pays ZAMI a monthly fee based upon the average daily net assets of the Portfolio at the rate of .50% of the first $250,000,000 of the Portfolio's average daily net assets, reducing to .40% of the Portfolio's average daily net assets in excess of $250,000,000.

  For the year ended December 31, 1998, ZAMI voluntarily reimbursed expenses to the Portfolio totaling $160,276. ZAMI is not obligated to continue the voluntary reimbursement in the future.

  On May 17, 1991, the Fund's shareholders approved a Distribution Agreement under Rule 12b-1. According to this agreement the Fund pays a distribution fee of up to 0.25% to Ziegler, as the distributor, which is passed through to the broker/dealer as a service fee. This fee is calculated on the average daily net assets and is shown as broker service fees in the Statement of Operations.

  Ziegler has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services and a Transfer and Dividend Disbursing and Shareholder Servicing Agreement with the Fund to provide Transfer Agent Services. In addition, the Portfolio pays Ziegler commissions on sales of Portfolio shares and 12b-1 distribution fees. Prior to May 1, 1998, Ziegler also performed the depositing function. The transfer agent fees, commissions, accounting and pricing fees, depository and 12b-1 fees paid to Ziegler by the Portfolio for the year ended December 31, 1998 were as follows:

                                                                           ACCOUNTING
                                    TRANSFER          COMMISSIONS         AND PRICING          DEPOSITORY
                                   AGENT FEES     ON PORTFOLIO SHARES         FEES                FEES             12B-1 FEES
                                   ----------     -------------------     ------------         ---------           ----------
Wisconsin Tax-Exempt Portfolio      $27,923             $93,498             $21,329              $4,402             $61,872

3.   INVESTMENT TRANSACTIONS --

  Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1998, consisted of purchases of $22,238,696 and $10,863,608 in proceeds from the sale of securities.

  Net tax basis unrealized appreciation (depreciation) on investments as of December 31, 1998, included:

                                                 WISCONSIN
                                                 TAX-EXEMPT
                                                 ----------
  Gross unrealized appreciation                $2,240,358
  Gross unrealized depreciation                  (437,879)
                                                ---------
       Net unrealized appreciation             $1,802,479
                                                ---------
                                                ---------

  The tax basis cost of investments at December 31, 1998 was $43,171,213.

4.   LINE OF CREDIT --

  The Fund has an available line of credit of $3,000,000. However, each portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by Ziegler. Each portfolio's policies allow borrowings for temporary or emergency purposes.

5.   CAPITAL SHARE TRANSACTIONS --

 (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into nine separate portfolios:
   Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio (which commenced operations on January 1, 1999), and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 400,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolio also have designated Class B (contingent deferred sales charge) shares. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 200,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

 (b) Capital share activity during the years ended December 31, 1997 and December 31, 1998, respectively, were as follows:

                                                 WISCONSIN
                                                 TAX-EXEMPT
                                                -----------
  SHARES OUTSTANDING AT DECEMBER 31, 1996       2,609,778
                                                ---------
                                                ---------
    Shares issued                                 851,162
    Shares issued in distributions                 97,574
    Shares redeemed                              (339,806)
                                                ---------
  SHARES OUTSTANDING AT DECEMBER 31, 1997       3,218,708
                                                ---------
                                                ---------
    Shares issued                               1,419,230
    Shares issued in distributions                122,119
    Shares redeemed                              (312,229)
                                                ---------
  SHARES OUTSTANDING AT DECEMBER 31, 1998       4,447,828
                                                ---------
                                                ---------

 (c) Maximum offering price per share is computed based on a maximum sales charge of 2.5% of the offering price or 2.56% of the net asset value. For purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 97.5.

                      PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL                                                                             S&P          MOODY'S
    AMOUNT                DESCRIPTION                                                  RATING         RATING         VALUE
                                                                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM TAX-EXEMPT SECURITIES -- 98.4%

GEORGIA -- 1.3%
 $   325,000   Atlanta, Georgia, New Public Housing Authority, 5.00%,                   AAA            Aaa       $    332,703
               due 05-01-2007

     250,000   Newnan, Georgia, New Public Housing Authority, 5.00%,                    AAA            Aaa            255,500
               due 04-01-2012

GUAM -- 4.9%
     650,000   Guam Government Limited Obligation Highway Bonds,                        AAA            Aaa            706,062
               Series A, 6.30%, due 05-01-2012

     935,000   Government of Guam Limited Obligation Infrastructure                     AAA            Aaa            946,688
               Improvement Bonds, 1997 Series A, 5.00%, due 11-01-2017

     515,000   Guam Power Authority Revenue Bonds, Series A, 6.375%,                    AAA            Aaa            564,569
               due 10-01-2008

ILLINOIS -- 1.1%
     200,000   Cook County, Illinois, New Public Housing Authority, 5.25%,              AAA            Aaa            204,550
               due 04-01-2010

     300,000   Peoria, Illinois, New Public Housing Authority, 5.00%,                   AAA            Aaa            306,765
               due 06-01-2012

MASSACHUSETTS -- 1.8%
     695,000   Massachusetts State Housing Finance Agency, Multi-Family Housing         AAA             A1            845,294
               Bonds, First Issue, 1979 Series A, 7.00%, due 04-01-2021

NEVADA -- 0.6%
     255,000   Las Vegas, Nevada, New Public Housing Authority, 5.00%,                  AAA            Aaa            261,015
               due 01-01-2012

NEW JERSEY -- 1.5%
     250,000   Newark, New Jersey, New Public Housing Authority, 4.50%,                 AAA            Aaa            252,687
               due 04-01-2008

     435,000   Newark, New Jersey, New Public Housing Authority, 5.25%,                 AAA            Aaa            440,651
               due 04-01-2009

NEW YORK -- 0.9%
     200,000   New York, New York, New Public Housing Authority, 5.00%,                 AAA            Aaa            204,718
               due 01-01-2012

     200,000   New York, New York, New Public Housing Authority, 5.375%,                AAA            Aaa            205,174
               due 01-01-2012


NORTH CAROLINA -- 0.9%
     400,000   Durham, North Carolina, New Public Housing Authority, 5.00%,             AAA            Aaa            408,228
               due 02-01-2012

NORTH DAKOTA -- 0.9%
     185,000   Burleigh County, North Dakota, New Public Housing Authority,             AAA            Aaa            189,499
               4.875%, due 01-01-2010

     200,000   Burleigh County, North Dakota, New Public Housing Authority,             AAA            Aaa            204,872
               4.875%, due 01-01-2009
OHIO -- 2.8%
     250,000   Youngstown, Ohio, New Public Housing Authority, 4.875%,                  AAA            Aaa            255,697
               due 05-01-2009

     500,000   Youngstown, Ohio, New Public Housing Authority, 5.00%,                   AAA            Aaa            511,915
               due 05-01-2011

     200,000   Youngstown, Ohio, New Public Housing Authority, 4.875%,                  AAA            Aaa            204,486
               due 05-01-2010

     300,000   Youngstown, Ohio, New Public Housing Authority, 5.00%,                   AAA            Aaa            307,149
               due 05-01-2012

PENNSYLVANIA -- 1.1%
     270,000   Allentown, Pennsylvania, New Public Housing Authority, 4.875%,           AAA            Aaa            275,846
               due 05-01-2011

     200,000   Clinton County, Pennsylvania, New Public Housing Authority,              AAA            Aaa            204,702
               5.25%, due 11-01-2007

PUERTO RICO -- 6.3%
     100,000   Puerto Rico Commonwealth Highway &Transportation, 6.625%,                 A             Baa1           110,750
               due 07-01-2012

     350,000   Puerto Rico Commonwealth Highway & Transportation Authority,              A             Aaa            388,500
               Highway Revenue Unrefunded Balance, Series T, 6.625%,
               due 07-01-2018

     350,000   Puerto Rico Commonwealth General Obligation Bonds, 6.00%,                 A             Aaa            381,500
               Prerefunded 07-01-2002

     325,000   Puerto Rico Commonwealth, Refunding Bonds, Series A, 6.00%,               A             Baa1           344,906
               due 07-01-2014

     180,000   Puerto Rico Commonwealth Electric &Power Authority, Series R,            AAA            Aaa            197,550
               6.25%, due 07-01-2017

     200,000   Puerto Rico Municipal Finance Agency, 1997 Series A Bonds, 5.50%,        AAA            Aaa            212,000
               due 07-01-2017

     700,000   Puerto Rico Public Buildings Authority, Public Education                  A             Baa1           735,875
               & Health Facilities, Refunding Bonds, Series M, 5.75%,
                due 07-01-2015

     150,000   Puerto Rico Telephone Authority, Series L, 5.75%, due 01-01-2011          A+             A2            157,875

     350,000   Puerto Rico Telephone Authority, Series L, 6.125%, due 01-01-2022         A+             A2            370,562

SOUTH CAROLINA -- 0.4%
     200,000   Marion, South Carolina, New Public Housing Authority, 4.875%,            AAA            Aaa            204,190
               due 09-01-2010

TENNESSEE -- 0.4%
     190,000   Nashville, Tennessee, New Public Housing Authority, 5.00%,               AAA            Aaa            193,834
               due 08-01-2010

TEXAS -- 1.9%
     300,000   El Paso, Texas, New Public Housing Authority, 5.00%,                     AAA            Aaa            307,167
               due 07-01-2005

     200,000   Waco, Texas, New Public Housing Authority, 4.875%,                       AAA            Aaa            204,534
               due 12-01-2012

     340,000   Waco, Texas, New Public Housing Authority, 4.875%,                       AAA            Aaa            348,442
               due 12-01-2009
WISCONSIN -- 71.6%
     500,000   Housing Authority of the City of Ashland, Wisconsin, Student              NR            Aa3            503,125
               Housing Revenue Bonds, Series 1998, (Northland College Project),
               5.10%, due 04-01-2018

     200,000   Brown County (Wisconsin) Housing Authority, Student Housing               NR             NR            202,500
               Revenue Bonds, Series 1997B, (University Village Housing, Inc.,
               Project), 5.400%, due 04-01-2017

     600,000   Community Development Authority of the City of Franklin, (Wisconsin),     NR             NR            595,500
                Redevelopment Lease Revenue Refunding Bonds, Series 1998-B, 4.80%,
               due 04-01-2009

   3,000,000   Community Development Authority of the City of Glendale, Wisconsin,       NR             NR          2,981,250
               Lease Revenue Bonds, Series 1998A (Tax Increment District No. 7),
               5.40%, due 09-01-2018

   1,000,000   Housing Authority of the County of Grant, Wisconsin, Housing              NR            Baa1         1,003,750
               Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.35%,
                due 07-01-2026

     500,000   Housing Authority of the County of Grant, Wisconsin, Housing,             NR            Baa1           501,875
               Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.25%,
               due 07-01-2018

     150,000   Housing Authority of the City of Green Bay, Wisconsin, Student            NR             NR            156,750
               Housing  Refunding Revenue Bonds, Series 1997, (University Village
               Housing, Inc.), 6.00%, due 04-01-2017

     200,000   City of Hartford Community Development Authority, Dodge and               NR             NR            216,250
               Washington Counties, Wisconsin, Community Development Lease
               Revenue Bonds, 5.90%, due 12-01-2006

     500,000   Community Development Authority of the Village of Little Chute,           NR             NR            519,375
               Wisconsin, Community Development Lease Revenue Bonds, 5.625%,
                due 03-01-2019

   1,500,000   Community Development Authority of the City of Madison,Wisconsin,        AA-             NR          1,486,875
               Fixed Rate Development Revenue Bonds, Series 1998A, (Fluno
               Center Project), 5.00%, due 11-01-2020

     300,000   Community Development Authority of the City of Madison,Wisconsin,         NR             NR            307,500
               Multifamily Housing Revenue Bonds, Series 1995, (Dempsey Manor
               Project), 6.65%, due 10-01-2025

     500,000   Community Development Authority of the City of Madison, Wisconsin,        NR             NR            538,750
               Redevelopment Revenue Bonds, Series 1995,(Meriter Retirement
               Services, Inc.), 6.125%, due 12-01-2019

     265,000   Community Development Authority of the City of Madison, Wisconsin,        NR             NR            282,225
               Project Revenue Bonds, (Series 1986), 5.875%, due 07-01-2016

   1,000,000   Madison, Wisconsin, Community Development Authority Lease                 NR            Aa2          1,088,750
               Revenue Bonds, Monona Terrace Community & Convention Center
               Project, 6.10%, due 03-01-2010

     500,000   Redevelopment Authority of the City of Milwaukee, Wisconsin,              NR             A1            524,375
               Development Revenue Bonds, (Goodwill Industries of Southeastern
               Wisconsin Project), 6.35%, due 10-01-2009

     100,000   Milwaukee, Wisconsin, Housing Authority Multifamily Revenue               NR            Aa2            103,500
               Refunding Bonds-Blatz Apartments Project, 7.50%, due 12-01-2028

   1,000,000   Redevelopment Authority of the City of Milwaukee (Wisconsin),             NR             NR            992,500
               Development Revenue Bonds, Series 1998, (YMCA of Metropolitan
               Milwaukee, Inc. Project), 5.10%, due 12-01-2023

   1,000,000   Housing Authority of the City of Oak Creek, Wisconsin, Multifamily        NR             NR          1,073,750
               Housing Refunding Revenue Bonds, Series 1994A, (Country Oaks II
               Project), 6.30%, due 08-01-2028

      75,000   Housing Authority of the City of Oak Creek, Wisconsin, Multifamily       AAA             NR             76,500
               Housing Refunding Revenue Bonds, Series 1993, (Wood Creek
               Project), 5.625%, due 07-20-2029

     210,000   Community Development Authority of the City of Onalaska,                  NR             NR            214,462
               Wisconsin, Redevelopment Lease Revenue Refunding Bonds, 5.30%,
                due 06-01-2015

     125,000   Housing Authority of the City of Oshkosh, Wisconsin, GNMA                 NR            Aaa            129,062
               Collateralized Multifamily Housing Revenue Bonds, Series 1997,
               (VNA Assisted Living, Inc. Project), 5.45%, due 09-20-2017

   1,275,000   Housing Authority of the City of Oshkosh, Wisconsin, GNMA                 NR            Aaa          1,313,250
               Collateralized Multifamily Housing Revenue Bonds, Series 1997,
               (VNA Assisted Living, Inc. Project), 5.75%, due 09-20-2038

   2,260,000   Southeast Wisconsin Professional Baseball Park District Sales            AAA            Aaa          2,528,375
               Tax Revenue Bonds, Series 1996, 5.750%, prerefunded 03-13-2007

   1,000,000   Housing Authority of the City of Sheboygan, Wisconsin, Multifamily       AAA             NR          1,005,000
               Housing Refunding Revenue Bonds, Series 1998A (GNMA Collat-
               Lake Shore Apartments), 5.10%, due 11-20-2026

     600,000   Redevelopment Authority of the Village of Slinger, Wisconsin,             NR             NR            638,250
               Redevelopment Lease Revenue Bonds, Series 1995-A, 6.25%,
               due 09-01-2001

     400,000   Redevelopment  Lease Revenue Refunding Bonds, Redevelopment               NR             NR            400,000
               Authority of the Village of Slinger, Wisconsin, 4.70%, due 09-01-2012

   2,000,000   Waterfront Redevelopment Authority of the City of Sturgeon Bay,           NR             NR          1,957,500
               Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998A,
               5.20%, due 10-01-2021

     155,000   Redevelopment Authority of the City of Superior, Wisconsin,               NR            Aa2            163,719
               Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
               5.60%, due 05-01-2007

     150,000   Redevelopment Authority of the City of Superior, Wisconsin,               NR            Aa2            158,438
               Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
               5.65%, due 11-01-2008

     100,000   Redevelopment Authority of the City of Superior, Wisconsin,               NR            Aa2            105,750
               Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
               5.80%, due 05-01-2010

     600,000   Housing Authority of the City of Superior, Wisconsin, Housing             NR             NR            621,750
               Revenue Refunding Bonds, Series 1996, (GNMA Collateralized-
               St. Francis Home, Inc. Project), 6.15%, due 07-20-2031

     600,000   Community Development Authority of the Village of Sussex,                 NR             NR            665,250
               Wisconsin, Community Development Revenue Bonds, Series 1995,
               6.10%, due 04-01-2015

     445,000   Community Development Lease Revenue Bonds, Series 1997A,                  NR             NR            462,800
               Community Development Authority of the City of Verona, Wisconsin,
               5.50%, due 06-01-2017

   3,000,000   Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,            A              NR          3,116,250
               Series 1996B, 5.75%, due 12-15-2027

   1,290,000   Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded            NR             NR          1,441,575
               12-01-2017 at Par, Escrowed by U.S. Government Security, 6.10%,
               prerefunded 12-01-2017

     460,000   Walworth County (Wisconsin) Housing Authority Housing Revenue Bonds,      NR             NR            473,225
               Series 1997, (FHA Insured Mortgage Loan-Kiwanis Herigage,
               Inc. Senior Apartment Project), 5.70%, due 03-01-2039

   1,000,000   Community Development Authority of the City of Watertown,                 NR             NR          1,001,250
               (Wisconsin), Redevelopment Lease Revenue Bonds, Series 1998A, 5.00%,
               due 05-01-2018

     500,000   Housing Authority of the City of Waukesha, Wisconsin, Multifamily         NR             NR            506,250
               Housing Refunding Revenue Bonds, Series 1998A, (FHA Insured
               Mortgage Loan-Oak Hills Terrace Project), 5.45%, due 06-01-2027

   1,000,000   Wauwatosa, Wisconsin, Redevelopment Authority, Milwaukee County,         AAA            Aaa          1,070,000
               Wisconsin, Redevelopment Authority Lease Revenue Bonds, Series 1997,
               5.65%, due 12-01-2015

     715,000   Housing Authority of Winnebago County, Wisconsin, Multifamily             NR             NR            731,088
               Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical
               Retirement Community, Inc. Project), 5.50%, due 10-01-2015

     855,000   Housing Authority of Winnebago County, Wisconsin, Multifamily             NR             NR            868,894
               Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical
               Retirement Community, Inc. Project), 5.60%, due 10-01-2020                                        ------------

Total Long-Term Tax-Exempt Securities (Cost $43,171,213).......................................................    44,973,693
                                                                                                                 ------------
Total Investments..............................................................................................   $44,973,693
                                                                                                                 ------------
                                                                                                                 ------------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
 Principal Preservation Portfolios, Inc. and the
 Shareholders of the Wisconsin Tax-Exempt Portfolio:

  We have audited the accompanying balance sheet, including the schedule of investments, of the PRINCIPAL PRESERVATION PORTFOLIOS, INC. (a Maryland corporation) Wisconsin Tax-Exempt Portfolio as of December 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Preservation Portfolios, Inc. Wisconsin Tax-Exempt Portfolio as of December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 15, 1999

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, TRANSFER AND DIVIDEND
DISBURSING ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report was prepared for shareholders of Principal Preservation Portfolios, Inc.' s Wisconsin Tax-Exempt Portfolio. It may not be used in connection with the offering of shares of the Wisconsin Tax-Exempt Portfolio unless preceded or accompanied by a current Prospectus.

PP842-2/99